Exhibit 99.1

OLAPLEX Announces CFO Transition

Company Reaffirms Q1 2024 Net Sales Guidance

SANTA BARBARA, Calif., April 4, 2024 – Olaplex Holdings, Inc. (NASDAQ: OLPX) (“OLAPLEX” or “the Company”) today announced that Eric Tiziani will step down as Chief Financial Officer to pursue another opportunity, effective May 3. The company has launched an external search for a new CFO in partnership with a leading executive search firm. While the search is underway, Paul Kosturos, a seasoned financial executive with over 30 years of experience, will join OLAPLEX and serve as Interim CFO following Mr. Tiziani’s departure. Mr. Tiziani will work closely with Mr. Kosturos in the weeks ahead to facilitate a smooth transition.

“On behalf of everyone at OLAPLEX, I want to thank Eric for his many contributions to the company,” said Amanda Baldwin, Chief Executive Officer of OLAPLEX. “His strong financial acumen and his collaborative leadership helped OLAPLEX navigate through key moments of transformation – including the Company’s initial public offering in 2021 – while achieving top-tier industry profitability. We wish Eric all the best.”

Ms. Baldwin continued, “We are fortunate to have Mr. Kosturos’ extensive experience in the retail and consumer industries while we search for a permanent successor. I look forward to working closely with Paul and our excellent team to continue executing a strategy that builds on our strong business model to return to consistent sales and profit growth.”

Mr. Tiziani said, “It has been a privilege to be part of OLAPLEX’s journey and work alongside such talented individuals. OLAPLEX has an extraordinary foundation, and I am confident in Amanda’s leadership and the progress the business is making to realize its tremendous potential. I am excited to see its many future successes.”

Mr. Kosturos is a Managing Director at Alvarez & Marsal, where he has specialized in interim CFO assignments since 2009, and has worked in a variety of industries, including retail, consumer goods, restaurants, manufacturing, software solutions and telecommunications.

In addition to announcing the CFO transition, the Company today reaffirmed its previously disclosed guidance for net sales for the first quarter of 2024 in the range of $92 million to $97 million, as provided in the Company’s press release issued on February 29, 2024.

The Company’s actual net sales results for the first quarter of 2024 are subject to completion of the Company’s quarter-end closing procedures.

About OLAPLEX

OLAPLEX is an innovative, science-enabled, technology-driven beauty company with a mission to improve the hair health of its consumers. In 2014, OLAPLEX disrupted and revolutionized the prestige hair care category by creating innovative bond-building technology, which works by protecting, strengthening and relinking broken bonds in the hair during and after hair services. The brand’s proprietary, patent-protected ingredient works on a molecular level to protect and repair damaged hair. OLAPLEX’s award-winning products are sold through an expanding omnichannel model serving the professional, specialty retail and direct-to-consumer channels.

Cautionary Note Regarding Forward Looking Statements

This press release includes certain forward-looking statements and information relating to the Company that are based on the beliefs of management as well as assumptions made by, and information currently available to, the Company. These forward-looking statements include, but are not limited to, statements about: the Company’s chief financial officer transition and search for a permanent chief financial officer; the Company’s financial position and operating results, including its net sales guidance for the first quarter of 2024; the Company’s strategy and business model; and other statements contained in this press release that are not historical or current facts. When used in this press release, words such as “may,” “will,” “could,” “should,” “intend,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “expect,” “plan,” “target,” “predict,” “project,” “forecast,” “seek” and similar expressions as they relate to the Company are intended to identify forward-looking statements.

The forward-looking statements in this press release reflect the Company’s current expectations and projections about future events and financial trends that management believes may affect the Company’s business, financial condition and results of operations. These statements are predictions based upon assumptions that may not prove to be accurate, and they are not guarantees of future performance. In addition, the Company’s actual net sales results for the first quarter of 2024 are subject to completion of the Company’s quarter-end closing procedures. As such, you should not place significant reliance on this guidance or on the Company’s other forward-looking statements. Neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements, including any such statements taken from third party industry and market reports.

Forward-looking statements involve known and unknown risks, inherent uncertainties and other factors that are difficult to predict which may cause the Company’s actual results, performance, time frames or achievements to be materially different from any future results, performance, time frames or achievements expressed or implied by the forward-looking statements, including, without limitation: the risk that the Company cannot identify and recruit a permanent chief financial officer in a timely manner; competition in the beauty industry; the Company’s ability to effectively maintain and promote a positive brand image, expand its brand awareness and maintain consumer confidence in the quality, safety and efficacy of its products; the Company’s ability to anticipate and respond to market trends and changes in consumer preferences and execute on its growth strategies and expansion opportunities, including with respect to new product introductions; the Company’s ability to accurately forecast customer and consumer demand for its products; the Company’s dependence on the success of its long-term strategic plan; the Company’s ability to limit the illegal distribution and sale by third parties of counterfeit versions of its products or the unauthorized diversion by third parties of its products; the Company’s dependence on a limited number of customers for a large portion of its net sales; the Company’s ability to develop, manufacture and effectively and profitably market and sell future products; the Company’s ability to attract new customers and consumers and encourage consumer spending across its product portfolio; the Company’s ability to successfully implement new or additional marketing efforts; the Company’s relationships with and the performance of its suppliers, manufacturers, distributors and retailers and the Company’s ability to manage its supply chain; impacts on the Company’s business from political, regulatory, economic, trade and other risks associated with operating internationally; the Company’s ability to manage its executive leadership change and to attract and retain senior management and other qualified personnel; the Company’s reliance on its and its third-party service providers’ information technology; the Company’s ability to maintain the security of confidential information; the Company’s ability to establish and maintain intellectual property protection for its products, as well as the Company’s ability to operate its business without infringing, misappropriating or otherwise violating the intellectual property rights of others; the outcome of litigation and regulatory proceedings; the impact of changes in federal, state and international laws, regulations and administrative policy; the Company’s existing and any future indebtedness, including the Company’s ability to comply with affirmative and negative covenants under its credit agreement; the Company’s ability to service its existing indebtedness and obtain additional capital to finance operations and its growth opportunities; volatility of the Company’s stock price; the Company’s “controlled company” status and the influence of investment funds affiliated with Advent International, L.P. over the Company; the impact of an economic downturn and inflationary pressures on the Company’s business; fluctuations in the Company’s quarterly results of operations; changes in the Company’s tax rates and the Company’s exposure to tax liability; and the other factors identified under the heading “Risk Factors” in Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) and in the other documents that the Company files with the SEC from time to time.

Many of these factors are macroeconomic in nature and are, therefore, beyond the Company’s control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company’s actual results, performance or achievements may vary materially from those described in this press release as anticipated, believed, estimated, expected, intended, planned or projected. The forward-looking statements in this press release represent management’s views as of the date hereof. Unless required by law, the Company neither intends nor assumes any obligation to update these forward-looking statements for any reason after the date hereof to conform these statements to actual results or to changes in the Company’s expectations or otherwise.

Contacts

For Investors:

Patrick Flaherty

Vice President, Investor Relations

patrick.flaherty@olaplex.com

For Media:

Lisa Bobroff

Vice President, Global Communications & Consumer Engagement

lisa.bobroff@olaplex.com

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